Exhibit 99

             Anadarko Announces Strong First Quarter 2004 Earnings

     HOUSTON--(BUSINESS WIRE)--April 30, 2004--Anadarko Petroleum Corporation (NYSE:APC) today announced first quarter 2004 net income available to common shareholders of $392 million, or $1.55 per share (diluted), on revenues of $1.46 billion. Net income included a $40 million after-tax charge for an operating lease settlement related to a former UPR-owned refinery in Corpus Christi, Texas. Net income excluding this charge was $1.70 per share (diluted).(1) For the same period in 2003, net income before the cumulative effect of a change in accounting principle was $371 million, or $1.45 per share (diluted), on revenues of $1.26 billion. Including the accounting change, net income was $418 million, or $1.63 per share (diluted), in the 2003 first quarter.
     "Strong volumes and favorable variances on expenses compared to our guidance, in addition to robust commodity prices, have us on track to deliver on the performance metrics we've laid out for shareholders this year," said Anadarko President and CEO Jim Hackett. "The resulting income and cash flows are providing the ability to fund our active capital program, improve returns, strengthen our balance sheet and achieve year-over-year growth."
     Cash flow from operating activities totaled $885 million in the first quarter 2004, compared to $705 million for the first quarter 2003. Cash flow from operations before changes in assets and liabilities for the first quarter 2004 totaled $944 million, compared to $794 million for the first quarter 2003.(1)
     During the first quarter of 2004, sales volumes totaled 49 million barrels of oil equivalent (BOE), or 538,000 BOE per day, up 8 percent from 2003 first quarter sales volumes of 498,000 BOE per day.
     Oil sales volumes in the first quarter were 202,000 barrels per day (bpd), compared to 173,000 bpd in the same quarter of 2003. The 17 percent increase is mainly attributed to the company's Algerian operations, due to the timing of cargo liftings and the expansion of production facilities and infrastructure. The company's average realized oil prices were $29.94 per barrel, compared with 2003 first quarter prices of $28.64 per barrel.
     North American natural gas sales volumes of 1,723 million cubic feet (MMcf) per day rose 1 percent from first quarter 2003 volumes of 1,705 MMcf per day. Anadarko's average realized natural gas price in the first quarter of 2004 was $4.92 per thousand cubic feet (Mcf), compared with $4.60 per Mcf for the same period in 2003.

     EARNINGS CONFERENCE CALL TODAY AT 9:30 A.M. CDT, 10:30 A.M. EDT

     Anadarko will host an earnings conference call today at 9:30 a.m. Central Daylight Time (10:30 a.m. Eastern Daylight Time) to discuss first quarter 2004 results and the company's outlook for the remainder of the year. The dial-in number is 913-981-4910, and the confirmation number is 734340. For complete instructions on how to actively participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.anadarko.com.

     ANADARKO OPERATIONS REPORT

     For more details on Anadarko's operations, please refer to the comprehensive report on first quarter drilling activity. The report will be available this morning at www.anadarko.com on the Investor Relations page.
     Anadarko Petroleum Corporation is one of the world's largest independent oil and gas exploration and production companies. Anadarko's operational focus extends from the Gulf of Mexico and prolific Texas, Louisiana and Mid-Continent basins, up through the western U.S. and Canadian Rockies and onto the North Slope of Alaska. Anadarko also has significant production in Algeria, Venezuela and Qatar and is executing strategic exploration programs in several other countries. More information is available at www.anadarko.com.

     (1) See accompanying tables for a reconciliation of GAAP to non-GAAP financial measures utilized in calculating net income excluding the operating lease settlement charge, cash flow from operations before changes in assets and liabilities and statements indicating why management believes the non-GAAP measures of net income and cash flow are useful information for investors.

     This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that its goals will be achieved. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release. While Anadarko makes these forward-looking statements in good faith, neither Anadarko nor its management can guarantee that the anticipated future results will be achieved. See Regulatory Matters and Additional Factors Affecting Business in the Management's Discussion and Analysis included in the company's 2003 Annual Report on Form 10-K.

     FINANCIAL DATA

     Seven pages of summary financial data follow, including current hedge positions and guidance.


                    Anadarko Petroleum Corporation
              Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of net income before cumulative effect of change in accounting principle (GAAP) to net income before cumulative effect of change in accounting principle and operating lease settlement charge (non-GAAP) related to a former UPR-owned refinery in Corpus Christi, Texas, as required under Regulation G of the Securities Exchange Act of 1934. The company uses net income before change in accounting principle excluding the operating lease settlement charge, included in other (income) expense, to evaluate the company's results from current operations. The operating lease settlement charge net of income taxes is excluded due to the lack of comparability between periods.

                                                       Quarter Ended
                                                          March 31
                                                      ----------------
millions except per share amounts                       2004     2003
======================================================================
Net Income
----------------------------------------------------------------------
Net income available to common stockholders before
 cumulative effect of change in accounting principle    $392     $371

Add back:
   Operating lease settlement charge, net of taxes        40        -
----------------------------------------------------------------------
Net income available to common stockholders excluding
   operating lease settlement charge                    $432     $371
======================================================================
Per Common Share
----------------------------------------------------------------------
Net income - before change in accounting principle -
 diluted                                               $1.55    $1.45
Net income - before change in accounting principle
 excluding operating lease settlement charge - diluted $1.70    $1.45
======================================================================

Below is a reconciliation of cash provided by operating activities
(GAAP) to cash flow from operations before changes in assets and liabilities (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses cash flow from operations before changes in assets and liabilities to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.


                                                       Quarter Ended
                                                          March 31
                                                      ----------------
millions                                                2004     2003
======================================================================
Cash Flow
----------------------------------------------------------------------
Net cash provided by operating activities               $885     $705
Add back:
   Change in accounts receivable                          39      266
   Change in accounts payable and accrued expenses       (20)    (273)
   Change in other items - net                            40       96
----------------------------------------------------------------------
Cash flow from operations before changes in assets and
 liabilities                                            $944     $794
======================================================================


                    Anadarko Petroleum Corporation

                                                       Quarter Ended
Summary Financial Information                             March 31
                                                      ----------------
$ and shares in millions                                2004     2003
======================================================================
Revenues
----------------------------------------------------------------------
Gas sales                                               $772     $706
Oil and condensate sales                                 551      445
Natural gas liquids sales                                103       85
Other sales                                               34       19
----------------------------------------------------------------------
Total                                                  1,460    1,255
======================================================================
Costs and Expenses
----------------------------------------------------------------------
Direct operating                                         158      136
Transportation and cost of product                        57       40
Administrative and general                                79       88
Depreciation, depletion and amortization                 348      290
Other taxes                                               81       75
Impairments related to oil and gas properties              9        5
----------------------------------------------------------------------
Total                                                    732      634
======================================================================
Operating Income                                         728      621
======================================================================
Interest Expense and Other (Income) Expense
----------------------------------------------------------------------
Interest expense                                          63       60
Other (income) expense                                    60      (39)
----------------------------------------------------------------------
Total                                                    123       21
======================================================================
Income before Income Taxes                               605      600
======================================================================
Income Tax Expense                                       212      228
----------------------------------------------------------------------
Net Income Before Cumulative Effect of Change in
 Accounting Principle                                   $393     $372
======================================================================
Preferred Stock Dividends                                  1        1
======================================================================
Net Income Available to Common Stockholders Before
   Cumulative Effect of Change in Accounting Principle  $392     $371
======================================================================
Cumulative Effect of Change in Accounting Principle        -       47
======================================================================
Net Income Available to Common Stockholders             $392     $418
======================================================================
Per Common Share
----------------------------------------------------------------------
Net income - before change in accounting principle -
 basic                                                 $1.56    $1.49
Net income - before change in accounting principle -
 diluted                                               $1.55    $1.45
Change in accounting principle - basic                    $-    $0.19
Change in accounting principle - diluted                  $-    $0.18
Net income - basic                                     $1.56    $1.68
Net income - diluted                                   $1.55    $1.63
----------------------------------------------------------------------
Average Number of Common Shares Outstanding - Basic      252      249
======================================================================
Average Number of Common Shares Outstanding - Diluted    254      258
======================================================================


                    Anadarko Petroleum Corporation

                                                     Quarter Ended
Summary Financial Information                           March 31
                                                  --------------------
$ in millions                                       2004        2003
======================================================================
Cash Flow from Operating Activities
----------------------------------------------------------------------
Net income before cumulative effect of change
 in accounting principle                            $393         $372
Depreciation, depletion and amortization             348          290
Deferred income taxes                                125          154
Impairments related to oil and gas properties          9            5
Other noncash items                                   69          (27)
----------------------------------------------------------------------
                                                     944          794
Increase in accounts receivable                      (39)        (266)
Increase in accounts payable and accrued
 expenses                                             20          273
Other items - net                                    (40)         (96)
----------------------------------------------------------------------
Net Cash Provided by Operating Activities           $885         $705
======================================================================

Capital Expenditures
----------------------------------------------------------------------
Capital spending                                    $666         $537
Capitalized interest                                  25           34
Capitalized overhead                                  41           52
----------------------------------------------------------------------
Total                                               $732         $623
======================================================================

                                               March 31,  December 31,
                                                 2004        2003
======================================================================
Condensed Balance Sheet
----------------------------------------------------------------------
Current assets                                    $1,414       $1,324
Net properties and equipment                      17,741       17,396
Other assets                                         440          437
Goodwill                                           1,385        1,389
----------------------------------------------------------------------
Total Assets                                     $20,980      $20,546
----------------------------------------------------------------------
Current liabilities                               $1,731       $1,715
Long-term debt                                     5,060        5,058
Other long-term liabilities                        5,271        5,174
Stockholders' equity                               8,918        8,599
----------------------------------------------------------------------
Total Liabilities and Stockholders' Equity       $20,980      $20,546
======================================================================
Capitalization
----------------------------------------------------------------------
Total debt                                        $5,060       $5,058
Stockholders' equity                               8,918        8,599
----------------------------------------------------------------------
Total                                            $13,978      $13,657
======================================================================
Capitalization Ratios
----------------------------------------------------------------------
Total debt                                            36%          37%
Stockholders' equity                                  64%          63%
======================================================================


                    Anadarko Petroleum Corporation

                                                     Quarter Ended
Volumes and Prices                                      March 31
                                                  --------------------
                                                      2004      2003
=====================================================================
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion cubic feet                            121       118
Average daily volumes, million cubic feet per day    1,328     1,316
Price per thousand cubic feet                        $4.86     $4.47
---------------------------------------------------------------------
Canada
---------------------------------------------------------------------
Volumes, billion cubic feet                             36        35
Average daily volumes, million cubic feet per day      395       389
Price per thousand cubic feet                        $5.12     $5.02
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, billion cubic feet                            157       153
Average daily volumes, million cubic feet per day    1,723     1,705
Price per thousand cubic feet                        $4.92     $4.60
---------------------------------------------------------------------
Crude Oil and Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels                                 9         9
Average daily volumes, thousand barrels per day         85        92
Price per barrel                                    $29.88    $27.63
---------------------------------------------------------------------
Canada
---------------------------------------------------------------------
Volumes, million barrels                                 1         2
Average daily volumes, thousand barrels per day         15        17
Price per barrel                                    $32.14    $29.10
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million barrels                                 7         4
Average daily volumes, thousand barrels per day         79        48
Price per barrel                                    $31.37    $31.82
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million barrels                                 2         1
Average daily volumes, thousand barrels per day         23        16
Price per barrel                                    $23.72    $24.51
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels                                19        16
Average daily volumes, thousand barrels per day        202       173
Price per barrel                                    $29.94    $28.64
---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels                                 4         4
Average daily volumes, thousand barrels per day         49        41
Price per barrel                                    $23.41    $23.12
=====================================================================
Total Barrels of Oil Equivalent (BOE)
---------------------------------------------------------------------
Volumes, million BOE                                    49        45
Average daily volumes, thousand BOE per day            538       498
=====================================================================


                    Anadarko Petroleum Corporation
                    Hedge Position for 2004 & 2005
                            March 31, 2004

                             Fixed and
                          Physical Contracts     2- Way Collars
                                     NYMEX
                             Volume  Price    Volume   Floor  Ceiling
Crude Oil                   Bbl/day  $/Bbl    Bbl/day  $/Bbl   $/Bbl

United States
2nd Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
3rd Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
4th Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
                            ------------------------------------------
Remainder of Year 2004       26,000  $27.22    3,260  $22.00  $26.32
                            ------------------------------------------
Total Year 2005                   -      $-    1,986  $22.00  $26.32
                            ------------------------------------------

Algeria
2nd Qtr 2004                      -      $-        -      $-      $-
3rd Qtr 2004                      -      $-        -      $-      $-
4th Qtr 2004                      -      $-        -      $-      $-
                            ------------------------------------------
Remainder of Year 2004            -      $-        -      $-      $-
                            ------------------------------------------

Total Crude Oil, All
 Locations
2nd Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
3rd Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
4th Qtr 2004                 26,000  $27.22    3,260  $22.00  $26.32
                            ------------------------------------------
Remainder of Year 2004       26,000  $27.22    3,260  $22.00  $26.32
                            ------------------------------------------
Total Year 2005                   -      $-    1,986  $22.00  $26.32
                            ------------------------------------------

                                      NYMEX
                             Volume   Price   Volume   Floor  Ceiling
Natural Gas                 MMMBtu/d $/MMBtu MMMBtu/d $/MMBtu $/MMBtu

United States
2nd Qtr 2004                  200.0   $3.88     44.3   $4.29   $6.43
3rd Qtr 2004                  200.0   $3.88     44.3   $4.29   $6.43
4th Qtr 2004                  200.0   $3.88     44.3   $4.29   $6.43
                            ------------------------------------------
Remainder of Year 2004        200.0   $3.88     44.3   $4.29   $6.43
                            ------------------------------------------
Total Year 2005                   -      $-     26.3   $3.76   $5.65
                            ------------------------------------------

Canada
2nd Qtr 2004                   63.5   $3.83        -      $-      $-
3rd Qtr 2004                   63.5   $3.83        -      $-      $-
4th Qtr 2004                   45.2   $3.63        -      $-      $-
                            ------------------------------------------
Remainder of Year 2004         57.4   $3.78        -      $-      $-
                            ------------------------------------------
Total Year 2005                32.6   $3.46        -      $-      $-
                            ------------------------------------------

Total Natural Gas, All
 Locations
2nd Qtr 2004                  263.5   $3.87     44.3   $4.29   $6.43
3rd Qtr 2004                  263.5   $3.87     44.3   $4.29   $6.43
4th Qtr 2004                  245.2   $3.83     44.3   $4.29   $6.43
                            ------------------------------------------
Remainder of Year 2004        257.4   $3.86     44.3   $4.29   $6.43
                            ------------------------------------------
Total Year 2005                32.6   $3.46     26.3   $3.76   $5.65
                            ------------------------------------------

                                         3- Way Collars
                                                  Purchased
                            Volume    Sold Floor    Floor     Ceiling
Crude Oil                   Bbl/day     $/Bbl       $/Bbl      $/Bbl

United States
2nd Qtr 2004                  18,000     $22.50     $27.50     $32.14
3rd Qtr 2004                  18,000     $22.50     $27.50     $32.14
4th Qtr 2004                  18,000     $22.50     $27.50     $32.14
                          --------------------------------------------
Remainder of Year 2004        18,000     $22.50     $27.50     $32.14
                          --------------------------------------------
Total Year 2005                    -         $-         $-         $-
                          --------------------------------------------

Algeria
2nd Qtr 2004                  20,000     $18.00     $22.00     $28.07
3rd Qtr 2004                  20,000     $18.00     $22.00     $28.07
4th Qtr 2004                  20,000     $18.00     $22.00     $28.07
                          --------------------------------------------
Remainder of Year 2004        20,000     $18.00     $22.00     $28.07
                          --------------------------------------------

Total Crude Oil, All
 Locations
2nd Qtr 2004                  38,000     $20.13     $24.61     $30.00
3rd Qtr 2004                  38,000     $20.13     $24.61     $30.00
4th Qtr 2004                  38,000     $20.13     $24.61     $30.00
                          --------------------------------------------
Remainder of Year 2004        38,000     $20.13     $24.61     $30.00
                          --------------------------------------------
Total Year 2005                    -         $-         $-         $-
                          --------------------------------------------

                                                  Purchased
                            Volume    Sold Floor    Floor     Ceiling
Natural Gas                MMMBtu/d    $/MMBtu     $/MMBtu    $/MMBtu

United States
2nd Qtr 2004                   268.8      $2.67      $3.65      $5.30
3rd Qtr 2004                   268.8      $2.67      $3.65      $5.30
4th Qtr 2004                   268.8      $2.67      $3.65      $5.30
                          --------------------------------------------
Remainder of Year 2004         268.8      $2.67      $3.65      $5.30
                          --------------------------------------------
Total Year 2005                 18.8      $2.20      $3.00      $4.83
                          --------------------------------------------

Canada
2nd Qtr 2004                       -         $-         $-         $-
3rd Qtr 2004                       -         $-         $-         $-
4th Qtr 2004                       -         $-         $-         $-
                          --------------------------------------------
Remainder of Year 2004             -         $-         $-         $-
                          --------------------------------------------
Total Year 2005                    -         $-         $-         $-
                          --------------------------------------------


Total Natural Gas, All
 Locations
2nd Qtr 2004                   268.8      $2.67      $3.65      $5.30
3rd Qtr 2004                   268.8      $2.67      $3.65      $5.30
4th Qtr 2004                   268.8      $2.67      $3.65      $5.30
                          --------------------------------------------
Remainder of Year 2004         268.8      $2.67      $3.65      $5.30
                          --------------------------------------------
Total Year 2005                 18.8      $2.20      $3.00      $4.83
                          --------------------------------------------



                    Anadarko Petroleum Corporation
                         As of April 30, 2004


                                     2nd Qtr            Total Year
Financial and Operating              Forecast            Forecast
 Guidance                        ---------------     ----------------
                                       Units               Units
                                 ---------------     ----------------

Total Sales (MM BOE)                 46  -    48       193   -    199


Crude Oil (MBbl/d):                 161  -   181       179   -    193
 United States                       78  -    84        85   -     91
 Canada                              13  -    15        13   -     15
 Algeria                             40  -    60        55   -     64
 Other International                 25  -    29        23   -     25


Natural Gas (MMcf/d):             1,770  - 1,810     1,800   -  1,845
 United States                    1,375  - 1,415     1,385   -  1,435
 Canada                             385  -   405       400   -    425


Natural Gas Liquids (MBbl/d):        41  -    45        42   -     46
 United States                       38  -    43        39   -     44
 Canada                               2  -     3         2   -      3

----------------------------------------------------------------------

                                      $/ Unit            $/ Unit
                                  ---------------    -----------------
Price Differentials vs NYMEX
 (w/o hedges)

Crude Oil ($/Bbl):                (3.50) - (4.00)    (3.00)  -  (3.50)
 United States                    (2.25) - (2.75)    (2.25)  -  (2.75)
 Canada                           (3.25) - (3.75)    (3.25)  -  (3.75)
 Algeria                          (2.50) - (3.00)    (2.25)  -  (2.75)
 Other International              (9.00) - (9.50)    (8.75)  -  (9.25)


Natural Gas ($/Mcf):              (0.45) - (0.65)    (0.45)  -  (0.65)
 United States                    (0.40) - (0.60)    (0.40)  -  (0.60)
 Canada                           (0.55) - (0.75)    (0.55)  -  (0.75)

----------------------------------------------------------------------

                                        $MM                $MM
                                   ---------------   ----------------
Other Revenues:
 Marketing                           13  -    17        62   -     66
 Minerals and Other                  11  -    13        48   -     54

----------------------------------------------------------------------

Costs and Expenses:
                                      $ / Boe             $ / Boe
                                   ---------------   ----------------

 Direct Operating Costs            3.55  -  3.75      3.35   -   3.55
 Transportation and Cost of
  Product                          0.95  -  1.05      1.00   -   1.10
 Depr., Depl. and  Amort.          7.25  -  7.45      7.20   -   7.40
 Production Taxes (% of Rev)        6.3% -   6.8%      6.0%  -    6.5%


                                         $MM                $MM
                                   ----------------   ---------------

 Administrative and General          80  -    85       310   -    340
 Impairments of Oil and Gas
  Assets                              -  -    30        10   -    125

 Interest Expense                    60  -    65       245   -    255
 Other (Income) Expense              (5) -    15        55   -     85


Federal Tax Rate                     36% -    38%       37%  -     39%
 Deferred Taxes (% of Total
  Taxes)                             63% -    68%       62%  -     68%

----------------------------------------------------------------------

Avg. Shares Outstanding (MM)
 Basic                              252  -   253       252   -    253
 Fully Diluted                      254  -   255       254   -    255


                                         $MM                $MM
                                   ---------------   ----------------

                                    775  -   825     2,600   -  2,900
 E&P (Cost Incurred)                709  -   751     2,305   -  2,535
 Capitalized Direct Expenses         43  -    48       180   -    190
 Capitalized Interest                23  -    26        90   -    100
 Other                                -        -        25         75


    CONTACT: Anadarko Petroleum Corporation, Houston
             Media Contacts:
             Teresa Wong, 832-636-1203
             teresa_wong@anadarko.com
             or
             Lee Warren, 832-636-3321
             lee_warren@anadarko.com
             or
             Margaret Cooper, 832-636-8355
             margaret_cooper@anadarko.com
             or
             Investor Contacts:
             David Larson, 832-636-3265
             david_larson@anadarko.com
             or
             Stewart Lawrence, 832-636-3326
             stewart_lawrence@anadarko.com